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                                                                     EXHIBIT 4.1

                                   NET2PHONE
                                Net2Phone, Inc.

          NUMBER                                              SHARES
    -------------------                                 -----------------

    -------------------                                 -----------------
INCORPORATED UNDER THE LAWS OF                            SEE REVERSE FOR
  THE STATE OF DELAWARE                                 CERTAIN DEFINITIONS

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THIS CERTIFIES that                                      CUSIP 64108N 10 6








is the owner of
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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01
PER SHARE, OF
--------------------------                       ------------------------------
--------------------------    Net2Phone, Inc.    ------------------------------
--------------------------                       ------------------------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
  This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facimile seal of the corporation and the facsimile signatures of its duly authorized officers.


Dated:



                                     COUNTERSIGNED AND REGISTERED:
                                     AMERICAN STOCK TRANSFER AND TRUST COMPANY
                                                   TRANSFER AGENT AND REGISTAR

                                     BY

                                                        AUTHORIZED SIGNATURE



/s/ Ira Greenstein          NET2PHONE, INC.        /s/ Clifford M. Sobel
   SECRETARY                CORPORATE SEAL           CHAIRMAN OF THE BOARD
                               DELAWARE
                                 1997